UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

         Date of Report (Date of earliest event reported): May 25, 2005


                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                    0-11688                95-3889638
             --------                    -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

        Lakepointe Centre I,
    300 E. Mallard, Suite 300
           Boise, Idaho                                           83706
  (Address of principal executive                                 -----
            offices)                                            (Zip Code)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE CONTRACT

On May 25, 2005 American Ecology Corporation entered into an Amended and Restated Credit Agreement with Wells Fargo Bank in order to, among other things, extend the Agreement's maturity to June 15, 2007 and allow for the payment of quarterly dividends and/or stock repurchases.

A copy of the Amended and Restated Credit Agreement is attached as Exhibit 10.50 and incorporated by reference herein.

Exhibit 10.50 Amended and Restated Credit Agreement between American Ecology Corporation and Wells Fargo Bank Dated May 25, 2005


During its May 25 meeting, the Board also agreed to indemnify each of the Company's Directors and Officers consistent with the form of the attached indemnification agreement. A copy of the indemnification agreement is attached as exhibit 10.60 and incorporated by reference herein.

Exhibit 10.60 Form of indemnification agreement between American Ecology Corporation and each of the Company's Directors and Officers

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

On May 26, 2005, the Company issued a press release entitled "AMERICAN ECOLOGY ANNOUNCES $0.15 PER SHARE ANNUAL DIVIDEND". The press release, dated May 26, 2005, is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 99 Press Release, dated May 26, 2005, entitled "AMERICAN ECOLOGY ANNOUNCES $0.15 PER SHARE QUARTERLY DIVIDEND"

ITEM 5.02. ELECTION OF DIRECTORS

The Company held its Annual Meeting of Stockholders on May 25, 2005. On the record date of March 28, 2005 there were 17,441,294 shares of common stock issued and outstanding. At the Annual Meeting the Company's eight nominees for Director were all elected to the Board, the selection of Moss Adams LLP as the Company's independent auditor was ratified, and the 2005 Non-Employee Director Compensation Plan was approved. The voting on the three items was as follows:

                    Nominee for Director                     For      Withheld
--------------------------------------------------------  ----------  --------
Rotchford L. Barker                                       16,713,078   136,983
Roy C. Eliff                                              16,793,017    57,044
Edward F. Heil                                            16,679,113   170,948
Kenneth C. Leung                                          16,793,336    56,725
Richard Riazzi                                            16,801,492    48,569
Stephen A. Romano                                         16,789,452    60,609
Jimmy D. Ross                                             16,798,136    51,925
Richard T. Swope                                          16,771,699    78,362

Ratification of Moss Adams LLP
------------------------------

For                                                       16,761,832
Against                                                     22,998
Abstain                                                     65,231


Approval of 2005 Non-Employee Director Compensation Plan
--------------------------------------------------------

For                                                       12,173,379
Against                                                     316,205
Abstain                                                     87,409
Broker Non-Vote                                            4,273,068

Following its annual meeting of stockholders on May 25, 2005 in Boise, Idaho, American Ecology Corporation's Board of Directors met and elected Edward F. Heil to serve as chairman of the newly elected Board.

ITEM 8.01. OTHER EVENTS

On May 25, 2005, the State of California Court of Appeal for the Fourth Appellate District affirmed a March 26, 2003 Superior Court judgment in the matter of US Ecology, Inc. v. State of California regarding the formerly proposed Ward Valley low-level radioactive waste disposal facility. Specifically, the Court of Appeal affirmed the trial court's ruling that US Ecology failed to establish causation and was not entitled to monetary recovery. The Company does not plan further appeals.

The Company wrote off a $20,951,000 deferred site development asset for the formerly proposed project on March 31, 2003 following the adverse trial court ruling. The Company's subsequent, unsuccessful appeal was undertaken on a fixed fee (plus contingency) basis that was expensed at the time counsel was engaged for the appeal in July 2003. Consequently, the March 25, 2005 appeal disposition and the Company's decision to decline further appeals has no significant financial impact on the Company.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN ECOLOGY CORPORATION
                                      (Registrant)




Date:  May 26, 2005           By:/S/ James R. Baumgardner
                                 ------------------------
                                 James R. Baumgardner
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer

                                           EXHIBIT INDEX

Exhibit        Description
-------        -----------
Exhibit 10.50  Amended and Restated Credit Agreement between American Ecology Corporation and Wells
               Fargo Bank Dated May 25, 2005
Exhibit 10.60  Form of American Ecology Corporation Indemnification Agreement covering each of the
               Company's directors and officers
Exhibit 99     Press Release dated May 26, 2005 titled "AMERICAN ECOLOGY ANNOUNCES $0.15 PER
               SHARE QUARTERLY DIVIDEND"